UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                           FORM 8-K/A
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 1, 2001









                          PURE COUNTRY
     (Exact name of registrant as specified in its charter)

Nevada                   000-30255               88-0307084
-----------------------------------------------------------
(State of               (Commission        (I.R.S. Employer
Organization)           File Number)    Identification No.)

8764 Carlitas Joy Court, Las Vegas, NV               89117
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(Address of principal executive offices)              (Zip Code)

                         (702) 228-4688
       Registrant's telephone number, including area code

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 1, 2001, Pure Country engaged the accounting firm of
Kurt Saliger to serve as its new principal independent accountant. Mr. Saliger replaces Barry Friedman as the Company's principal auditor. Mr. Barry Friedman passed away in December of 2000.

The former accountant's report on the financial statements for the fiscal year 1999 did not contain an adverse opinion or disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim period preceding the passing of Mr. Friedman, there were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement(s), if any, in connection with its reports.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PURE COUNTRY


                         /s/ Lewis Eslick
                         Lewis Eslick
                         President

                         Date:  May 3, 2002